UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 8, 2015

XURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Quannapowitt Parkway Wakefield, Massachusetts (Address of principal executive offices)		01880 (Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On December 8, 2015, Xura, Inc. issued a press release relating to the timing for publication of selected financial information for the third fiscal quarter ended October 31, 2015. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Xura, Inc., dated December 8, 2015.

The information contained in this Current Report, including the press release attached as an exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information disclosed in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by a specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XURA, INC.

By:	/s/ Roy Luria
Roy Luria Executive Vice President, General Counsel and Corporate Secretary

Date:    December 8, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Xura, Inc., dated December 8, 2015.